Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

     Filed by the registrant |X|
     Filed by a party other than the registrant |_|
     Check the appropriate box:
     |_|  Preliminary proxy statement
     |X|  Definitive proxy statement
     |_|  Definitive additional materials
     |_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           American CinemaStores Inc.
                (Name of Registrant as Specified in Its Charter)

                Board of Directors of American CinemaStores Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     |X|  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
          14a-6(j)(2) or Item 22 (a)(2) of Schedule 14A

     |_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


          (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------


          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

--------------------------------------------------------------------------------


          (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------


     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:

--------------------------------------------------------------------------------


          (2)  Form, schedule or registration statement no.:

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          (3)  Filing party:

--------------------------------------------------------------------------------


          (4)  Date filed:

--------------------------------------------------------------------------------



----------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                           AMERICAN CINEMASTORES INC.
                           1543 7TH STREET, SUITE 400
                         SANTA MONICA, CALIFORNIA 90401

                                                              September 30, 1996

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders to be held on Friday, October 25, 1996 at 10:00 A.M. at Marriott Hotel, 21850 Oxnard Street, Wood Hills, California 91367.

The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to promptly complete, sign, date and return the enclosed proxy card in the envelope provided. If your address on the accompanying material is incorrect, please advise our Transfer Agent, Continental Stock Transfer & Trust Company, in writing, at 2 Broadway, New York, New York 10004.

Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

                                        Cordially,

                                        /s/ Steve Natale
                                        ----------------
                                        Steve Natale,
                                        President

                           AMERICAN CINEMASTORES INC.
                           1543 7TH STREET, SUITE 400
                         SANTA MONICA, CALIFORNIA 90401

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD FRIDAY OCTOBER 25, 1996

To the Stockholders of AMERICAN CINEMASTORES INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of American CinemaStores Inc. (the "Company") will be held on Friday, October 25, 1996 at 10:00 AM at Marriott Hotel, 21850 Oxnard Street, Woodland Hills, California 91367 for the following purposes:

     1. To elect two (2) directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

     2. To consider and vote upon a proposal to approve an amendment to the Company's Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 15,000,000 to 30,000,000 and the number of authorized shares of capital stock from 20,000,000 to 35,000,000; and

     3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only stockholders of record at the close of business on September 27, 1996 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                        By Order of the Board of Directors,

                                        /s/ Steve Natale
                                        ----------------
                                        Steve Natale,
                                        President



IF YOU DO NOT EXPECT TO ATTEND THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                                 PROXY STATEMENT

                           AMERICAN CINEMASTORES INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 25, 1996

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of American CinemaStores Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on October 25, 1996, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

     Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about September 30, 1996. The costs of soliciting proxies will be borne by the Company. It is expected that these costs will be nominal.

     Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by (i) a subsequently dated proxy,
(ii) written notification to the Secretary of the Company, or (iii) personally withdrawing the proxy at the meeting and voting in person.

     The address and telephone number of the Company's executive offices are:

                    1543 7th Street, Suite 400
                    Santa Monica, California 90401
                    Telephone No.: 310-394-6444


                       OUTSTANDING STOCK AND VOTING RIGHTS

Only stockholders of record at the close of business on September 27, 1996 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 6,892,638 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), the Company's only class of voting securities. Each share entitles the holder thereof to one vote on each matter submitted to a vote at the Annual Meeting.

                                VOTING PROCEDURES

     The directors will be elected by the affirmative vote of the holders a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. All other matters to be acted upon at the meeting will be decided by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy, provided a quorum exists. A quorum will exist if the holders of at least a majority of the shares of Common Stock outstanding as of the Record Date is present in person or represented by proxy at the Annual Meeting. Votes will be counted and certified by one or more inspectors of election who are expected to be employees of the Company. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on such matter.

     The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares presented by such proxy will be voted as instructed. Proxies may be revoked as noted above.


                              ELECTION OF DIRECTORS

     At this year's Annual Meeting of Stockholders, two directors will be elected to hold office for a term expiring at the 1997 Annual Meeting of Stockholders and until their respective successors are elected and qualified, unless any such director dies, resigns or is removed prior thereto. As discussed below, Mr. Gill Champion, as a director, has agreed with the Company to resign from all positions with the Company if and at such time as certain mergers between subsidiaries of the Company and two privately-held corporations are effected.

     At the Annual Meeting of Stockholders, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below are unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Subject to Mr. Champion's agreement with the Company to resign upon the occurrence of contingencies, each of the nominees named below has indicated to the Board of Directors of the Company that he will be available to serve.

    Name                   Age               Position
    ----                   ---               --------
Gill Champion              52           Chairman of the Board
                                        Chief Executive Officer
                                        and Secretary

Steve Natale               41           President
                                        Chief Operating Officer,
                                        Treasurer and a Director


     Gill Champion has served as Chairman of the Board of Directors and Secretary of the Company since its inception in June 1992, and as its Chief Executive Officer since October 1993. Mr. Champion served as Treasurer of the Company from June 1992 until October 1993. From February 1992 to June 1992, he was self-employed and engaged in developing the mini-store retail concept which constituted the Company's initial business. From June 1989 to January 1992, Mr. Champion was Chairman of the Board and Chief Executive Officer of Movie Music, Inc., a corporation organized for the purpose of developing mini-stores for retail sales. Mr. Champion attended New York University and Rutgers University from 1961 to 1963 and the American Academy of Dramatic Arts from 1963 to 1965.

     Steve Natale has served as President and a director of the Company since June 1992 and Chief Operating Officer and Treasurer since October 1993. From October 1991 until May 1992, Mr. Natale was Vice President, Creative Services, for JRS Records, a record company. From May 1988 to October 1991, Mr. Natale was self-employed and engaged in developing the mini-store concept that constituted the Company's initial business. Mr. Natale received an Associate of Arts degree from Boston State College in 1974 and attended Boston College from 1975 to 1976.

     During the fiscal year ended May 31, 1996, the Board of Directors acted on two (2) occasions either at meetings attended by all of the directors, either in person or by telephone, or by unanimous written consent in lieu of a meeting. The Company does not have any standing committees of the Board of Directors.

     The Company has entered into Agreements and Plans of Merger dated as of June 19, 1996 (the "Merger Agreements") with (a) one of its wholly-owned subsidiaries (the "Superior Merger Sub"), Superior/Panoramic Hand Prints Inc. ("Superior"), the trustees of the Strem 1993 Family Trust (the "Strem Trust") and Robert J. Strem, and (b) another wholly-owned subsidiary of the Company (the "JJC Merger Sub"), Just Jackets Corporation ("JJC"), the stockholders of JJC and Bruce Sacks. The Merger Agreements provide, among other things, that (i) the resignation of Mr. Champion as a director and Mr. Strem's election to such position are conditions to the obligations of Superior and JJC (the "Target Companies") to merge with and into the subsidiaries of the Company referred to above (the "Mergers"), and

(ii) the Company will take reasonable action to cause the following to occur at the closing under the Merger Agreements: (A) amend the Company's by-laws to increase the number of directors constituting the Board of Directors to five persons; (B) effect the resignation of Mr. Champion as a director and nominate and cause to be elected as new directors to fill the newly created vacancies, Robert J. Strem, a designee of The Boston Group, L.P., a broker/dealer registered under the Securities Exchange Act of 1934, as amended, and two other persons to be designated by Messrs. Natale and Strem. Mr. Champion has entered into an agreement with the Company pursuant to which he has agreed to resign from all positions with the Company at the time the Mergers are effected (the "Effective Time") and Messrs. Champion and Natale have agreed to vote their shares of Common Stock in favor of the election of Strem as director following the Effective Time.


                             EXECUTIVE COMPENSATION

The following table discloses for the fiscal years ended May 31, 1996, 1995 and 1994, compensation for Mr. Gill Champion, Chairman of the Board and Chief Executive Officer, and Mr. Steve Natale, President and Chief Operating Officer, the only other executive officer whose annual compensation exceeded $100,000 during the fiscal year ended May 31, 1996. Messrs. Champion and Natale (the "Named Executives") received no additional compensation for serving on the Board of Directors.

                           Summary Compensation Table

                                                                    Long Term
                                            Annual Compensation    Compensation
                                          -----------------------   ----------
                                                                    Securities
                                                   Other Annual     Underlying
Name and                       Fiscal     Salary  Compensation(1)   Options(2)
Principal Position              Year        ($)         ($)           (#)
------------------              ----      ------  ---------------   ----------

Gill Champion,                  1996      126,875      7,657            --
  Chief Executive Officer       1995      125,000      7,657            --
  Chairman of the Board         1994      125,000      7,657          60,000

Steve Natale,                   1996      101,500      5,796            --
  President, and Chief          1995      100,000      5,796            --
  Operating Officer             1994      100,000      5,055         140,000

----------
(1) The amount reported in this column represents the annual amount paid as an allowance for leasing and insuring an automobile for the Named Executives and for reimbursement of automobile costs.

(2) On July 19,1994, the Board of Directors unanimously approved the declaration of a stock dividend of one share of Common Stock for each share of Common Stock issued and outstanding effective as of August 1, 1994. Share data, except as otherwise noted, has been retroactively adjusted to reflect such stock dividend.

     The following table sets forth information with respect to stock options held by the Named Executives at May 31, 1996. No stock options were granted by the Company to, or were exercised by, the Named Executives during such fiscal year.

                          Fiscal Year End Option Values

                           Number of Securities          Value of Unexercised
                          Underlying Unexercised         In-the-Money Options
                         Options at May 31, 1996         at May 31, 1996 (1)
                       ---------------------------   ---------------------------
Name                   Exercisable   Unexercisable   Exercisable   Unexercisable
----                   -----------   -------------   -----------   -------------

Gill Champion           60,000 (2)       -0-             -0-            -0-

Steve Natale            140,000(2)       -0-             -0-            -0-

Christopher J.          215,000(2)       -0-             -0-            -0-
Ebert

----------

(1) Options are "in-the-money" if the fair market value of a share of Common Stock exceeds the exercise prices of such options. At May 31, 1996, the closing bid price per share of the Common Stock as reported by NASDAQ Small Cap was $2.50. No options were "in-the-money" at May 31, 1996.

(2) Incentive stock options granted under the Company's 1993 Stock Option Plan, as amended, which become exercisable after one year from the date of grant, and in the case of Mr. Champion, expire 30 days after the termination of his employment with the Company (i.e., the Effective Time if the Mergers are effected), and, in the case of Messrs. Natale and Ebert, expire upon the earlier of (i) four years from the date such options became exercisable or (ii) 30 days after the termination of each of their employment with the Company.


Employment and Termination Agreements

     Mr. Natale, the Company's President, is employed under an employment agreement which expires in March 1997 if either party gives the other notice of termination at least 30 days prior to the expiration date (otherwise, the employment term will expire in March 1997). Under such agreement, Mr. Natale currently receives base compensation at the annual rate of $101,500 subject to annual increases based on changes in the consumer price index.

     If the Mergers are effected, Robert J. Strem, as President of the Superior Merger Sub, will enter into a three-year employment agreement with the Company, Christopher J. Ebert, the Company's Chief Financial Officer will enter a two-year employment agreement with the Company, and Bruce Sacks will enter into a one-year employment agreement with the JJC Merger Sub, and the Company will guarantee the performance of the JJC Merger

Sub under such employment agreement, and Mr. Natale's existing employment agreement will be extended to expire on the third anniversary of the Effective Time.

     Except for base compensation arrangements and the employment term of Mr. Sacks, the provisions of such employment agreements will be substantially similar to the terms of Mr. Natale's current employment agreement with the Company. The Company will agree to pay Mr. Strem base compensation at the annual rate of $165,000, subject to annual increases or bonuses at the discretion of the Company's Board of Directors. The JJC Merger Sub will agree to compensate Mr. Sacks at the annual rate of $110,000 and the Company will agree to compensate Messrs. Natale and Ebert at $125,000 and $110,000, respectively, subject to increases and bonuses at the discretion of the Company's Board of Directors. Under the employment agreements, an executive will be entitled to terminate his employment for "good reason" (which includes a "change of control," as defined in such employment agreements, limitation of an executive's powers or removal of an executive from, or failure to elect an executive to, his then current office), and the Company may terminate an executive's employment for "cause" (as defined in such employment agreements). Upon termination of an executive's employment by the Company (other by reason of death, disability or for cause), or upon termination of the employment term by an executive for "good reason" or by reason of the employer's breach of the employment agreement, the employer is required to pay base compensation to the executive for a period equal to the unexpired balance of the contract term.

     The employment agreements will provide that each executive will be entitled to all benefits provided to executives of the Company, to the use of an automobile, (including reimbursement of expenses related to the operation and maintenance thereof), and four weeks paid vacation (three weeks in the case of Mr. Sacks).

     Mr. Natale's current employment agreement and each proposed employment agreement provides for non-disclosure by an executive, during his employment term and, thereafter, of information deemed by the Company to be confidential and for non-competition with the Company in the continental United States for one year following the date of termination (but not expiration) of his employment term.

     Mr. Champion has agreed, pursuant to a letter agreement with the Company dated June 25, 1996 (the "Letter Agreement") to resign as a director, Chairman of the Board and Chief Executive Officer of the Company, effective as of the Effective Time (as therein defined). Under the terms of the Letter Agreement, Mr. Champion has agreed to cooperate fully with the Company and its officers to effect the Mergers. The Company has agreed to pay Champion his total unpaid salary and employment benefits through March 15, 1997 (the expiration date of Mr. Champion's term), which amount shall be payable over the original term of Champion's employment agreement. The Company also agreed to maintain in full force and effect its currently existing director and officer liability policy with respect to Champion. The Company and Mr. Champion also agreed to release one another from any and all liability relating to the termination of Mr. Champion as an officer and director of the Company.

Directors' Compensation

     Directors receive no cash compensation for serving on the Board. However, non-employee directors are eligible to be granted non-statutory stock options under the Company's 1993 Stock Option Plan, as amended. Nonstatutory stock options may be granted for up to 10 years from the date of grant at such exercise prices as the Board of Directors may determine. There are no non-employee directors currently serving on the Board of Directors.


                                   PROPOSAL I

            AMENDMENT OF CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                          FROM 15,000,000 TO 30,000,000

     On August 26, 1996, the Board of Directors of the Company unanimously voted to recommend to the stockholders that the Company's certificate of incorporation, as amended, be amended to increase the number of authorized shares of Common Stock from 15,000,000 to 30,000,000 shares and to increase the total number of authorized shares of capital stock from 20,000,000 to 35,000,000.

     The authorized Common Stock of the Company currently consists of 15,000,000 shares, par value $0.001 per share, of which 6,892,638 shares were outstanding at September 1, 1996 and approximately 6,025,000 additional shares were reserved for issuance pursuant to the Company's 1993 Stock Option Plan, as amended, and with respect to outstanding warrants previously issued by the Company.

     The Board has determined that the authorization of additional shares of Common Stock is necessary to provide a sufficient number of shares of Common Stock for issuance upon exercise or conversion of outstanding options, warrants and convertible securities and other outstanding obligations to issue Common Stock and is desirable in connection with possible future stock dividends, future financings, joint ventures, acquisitions and other general corporate purposes. Other than as described above, and as contemplated in connection with the Mergers and the financing thereof, there are no existing plans, understandings or agreements for the issuance of any shares of Common Stock. If the amendment is adopted by the stockholders, the Board of Directors will have authority to issue shares of Common Stock without the necessity of further stockholder action. Holders of the Common Stock have no preemptive rights with respect to any shares which may be issued in the future.

     In accordance with the terms of the Company's 1993 Stock Option Plan, as amended, and other outstanding obligations to issue shares of Common Stock, appropriate adjustments will be made to the number of shares of Common Stock reserved for issuance pursuant to such Plan and obligations and the exercise or conversion prices thereof.

     The rights of the current holders of Common Stock will be subject to, and may be adversely affected by, the Board's authority to issue additional shares of Common Stock without stockholder approval. Issuance of shares of Common Stock, while providing desired flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from acquiring, a majority of the outstanding shares of Common Stock.

     Under Delaware law, stockholders are not entitled to dissenter's rights with respect to the proposed amendment to the Company's certificate of incorporation, as amended. If the amendment is approved, the first complete paragraph of Article IV of the Company's certificate of incorporation will be amended to read as follows:

          "FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is thirty-five million (35,000,000), of which 30,000,000 shares shall be classified as common stock, having a par value of $0.001 per share, and 5,000,000 shares shall be classified as preferred stock, having a par value of $0.01 per share."


Recommendation and Vote Required

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting is required to authorize the proposed increase in the authorized number of shares of Common Stock.

     The Board of Directors has unanimously approved the increase in the number of authorized shares of Common Stock and recommends that stockholders vote "FOR" the proposed increase in authorized shares of Common Stock.


      VOTING SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of September 1, 1996, with respect to beneficial ownership of the Company's Common Stock by (i) each person known by the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock; (ii) the Named Executives, and (iii) all directors and executive officers as a group. Unless otherwise noted, the Company believes that all of the persons named in the above table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

Name and Address                       Amount and Nature of    % of Beneficial
of Beneficial Owner                    Beneficial Ownership       Ownership
-------------------                    --------------------       ---------
Steve Natale(1)                            1,277,345(2)             18.2
Gill Champion(1)                             399,256(2)              5.7

All officers and directors as a
group (three persons)                      1,891,601(3)             25.9

----------
(1) The address for each of Messrs. Champion and Natale is c/o American CinemaStores Inc., 1543 7th Street, Suite 400, Santa Monica, California 90401.

(2) Includes for Mr. Natale, 140,000 shares issuable upon exercise of immediately exercisable options, and for Mr. Champion, 60,000 shares of Common Stock issuable upon the exercise of immediately exercisable options.

(3) In addition to the options held by Messrs. Champion and Natale, includes 215,000 shares of Common Stock exercisable upon exercise of immediately exercisable options held by an executive officer of the Company.


Compliance with Section 16(a) of the Securities and Exchange Act of 1934

     Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% owners are required by SEC regulations to furnish the Company with copies of all section 16(a) forms they file.

     Based solely on the Company's review of the copies of such forms received by it, the Company believes that during the year ended May 31, 1996, filing requirements applicable to its officers, directors and greater than 10% owners were complied with.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In June 1992, the Company issued 1,346,116 shares of Common Stock to Steve Natale, its President, Chief Operating Officer, Treasurer and a director, for $975, and 517,738 shares of Common Stock to Gill Champion, its Chairman of the Board, Chief Executive Officer and Secretary, for $375.

     In April 1993, the Company entered into a registration rights agreement with all eight of its then current stockholders, including Messrs. Natale and Champion, under which the Company granted to its stockholders the right to request, on two occasions during the five-year period ending in April 1998, that the Company register for sale under the Securities Act of 1933, as amended, the shares of Common Stock owned by such stockholders, provided that the Company is then eligible to use registration Form S-3. Such stockholders were also granted, for a period currently in effect and expiring in April 2000, certain piggyback registration rights with respect the shares of Common Stock owned by them during a period expiring in April 2000. Of such eight persons, only Messrs. Natale and Champion still hold shares of Common Stock.

     In November 1993, the Company sold 1,208 shares of Common Stock to Steve Natale and 518 shares of Common Stock to Gill Champion, at a price of $.005 per share.

     In November 1993, certain affiliates of A.S Goldmen & Co., Inc., one of the underwriters of the Company's 1994 public offering of Common Stock, sold to Natale an aggregate of 140,000 shares of Common Stock and to Gill Champion an aggregate of 60,000 shares of Common Stock, at a price of $.005 per share.

     See "Executive Compensation - Employment and Termination Agreements" for information as to the terms of existing and proposed employment agreements between the Company and its executive officers and a termination agreement with Gill Champion, the Company's Chairman of the Board and Chief Executive Officer.

     See "Executive Compensation" for information as to options granted to certain executive officers of the Company under the Company's 1993 Stock Option Plan, as amended.


                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

BDO Seidman has audited and reported upon the financial statements of the Company for the fiscal year ended May 31, 1996. A representative of BDO Seidman is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.


                STOCKHOLDER PROPOSALS FOR THE 1997 ANNUAL MEETING

Stockholders who wish to present proposals appropriate for consideration at the 1997 Annual Meeting of stockholders must submit the proposal in proper form to the Company at its address as set forth on the first page of this Proxy Statement not later than July 2, 1997 in order for the proposition to be included on the agenda of the Annual Meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

                                OTHER INFORMATION

Proxies for the Annual Meeting will be solicited by mail and through the brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

A COPY OF THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS REPRESENTED BY THE COMPANY'S FORM 10-KSB ANNUAL REPORT FOR THE FISCAL YEAR ENDED MAY 31, 1996 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON SEPTEMBER 27, 1996. ADDITIONAL COPIES OF THE FORM 10-KSB WILL BE PROVIDED FOR A $5.00 CHARGE UPON WRITTEN REQUEST TO THE SECRETARY.

The Board of Directors is aware of no other matters, except of those incident to the conduct of the Annual Meeting, that are to be presented to the stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intentions of the named in the proxy to vote the proxy in accordance with their judgement.

September 30, 1996                      By order of the Board of Directors,


                                        /s/ Steve Natale
                                        ----------------
                                        Steve Natale
                                        President

                           AMERICAN CINEMASTORES, INC.

                           1543 7th Street, Suite 400
                         Santa Monica, California 90401

      PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 25, 1996
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Christopher Ebert and Tamara E. Brcka, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of American Cinemastores, Inc. on Friday, October 25, 1996, at 10:00 am at the Marriott Hotel, 21850 Oxnard Street, Woodland Hills, California, 91367 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1.   ELECTION OF DIRECTORS:

     |_|  FOR all nominees listed below           |_|  WITHHOLD AUTHORITY
          (except as marked to the                     to vote for all nominees
           contrary below).                            listed below.

                           Steve Natale Gill Champion

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)

--------------------------------------------------------------------------------

2. AMENDMENT TO COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK FROM 15,000,000 TO 30,000,000 AND TOTAL AUTHORIZED SHARES OF CAPITAL STOCK FROM 20,000,000 TO 35,000,000:

     |_|  FOR the Amendment                       |_|  AGAINST the Amendment

                                                 (Continued on the reverse side)

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED ABOVE.


                                             DATED: ______________________, 1996

                                             Please sign exactly as name appears
                                             hereon. When shares are held by
                                             joint tenants, both should sign.
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such. If
                                             a corporation, please sign in full
                                             corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

                                             -----------------------------------
                                                         Signature

                                             -----------------------------------
                                                  Signature if held jointly

                                                    |_| I PLAN  |_| DO NOT PLAN
                                                    TO ATTEND THE ANNUAL
                                                    MEETING

        Please mark, sign, date and return this proxy card promptly using the enclosed envelope.